U.S. GAAP HISTORY March 12, 2026

2 INFORMATION REGARDING NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures not presented in accordance with U.S. GAAP ("non-GAAP financial measures"). Management believes these non-GAAP financial measures provide both management and users of the Group's consolidated financial statements with useful additional information when evaluating the Group's operating and financial performance. These non-GAAP financial measures should not be considered in isolation or as a substitute for or superior to financial information prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures used by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included in the Appendix of this presentation and should be reviewed carefully. The presentation of non-GAAP financial measures is not intended to be considered in isolation from, or as a substitute for, the financial information prepared in accordance with U.S. GAAP, in accordance with which the Group’s primary financial statements are prepared and presented. Where IFRS measures are presented for comparison, they should be read together with, and are not a substitute for, the Group’s financial statements prepared in accordance with U.S. GAAP. US GAAP history | March 2026

3 INCOME STATEMENT: TRACK RECORD BY QUARTER U.S. GAAP TRANSITION $m Q1-26 Q2-26 Q3-26 Q1-25 Q2-25 Q3-25 Q4-25 Revenue 2,801 2,962 2,637 2,754 2,941 2,567 2,529 Cost of revenues (1,677) (1,758) (1,653) (1,606) (1,694) (1,577) (1,594) Gross profit 1,124 1,204 984 1,148 1,247 990 935 SG&A expenses (414) (405) (379) (359) (371) (347) (308) Non-rental depreciation and amortization (113) (117) (113) (105) (109) (111) (111) Operating income 597 682 492 684 767 532 516 Interest expense (net) (95) (98) (98) (111) (111) (107) (96) Other income (expense), net 5 - - (22) 6 5 7 Income before tax 507 584 394 551 662 430 427 Taxation (136) (146) (104) (152) (162) (105) (98) Net income 371 438 290 399 500 325 329 US GAAP history | March 2026 Note: The company’s independent auditor has not performed a review of the unaudited interim consolidated financial statements for the first quarter ended July 31, 2025, and 2024 or the second quarter ended October 31, 2025, and 2024. The additional financial information is included to enable the comparison of current results with results of prior periods.

4 ADJUSTED EBITDA: NON-GAAP RECONCILIATION BY QUARTER U.S. GAAP TRANSITION $m Q1-26 Q2-26 Q3-26 Q1-25 Q2-25 Q3-25 Q4-25 Net income 371 438 290 399 500 325 329 Provision for income tax 136 146 104 152 162 105 98 Interest expense, net 95 98 98 111 111 107 96 Depreciation of rental equipment 458 467 460 445 457 460 453 Non-rental depreciation and amortization 113 117 113 105 109 111 111 EBITDA 1,173 1,266 1,065 1,212 1,339 1,108 1,087 Stock-based compensation 23 11 6 (8) 11 3 (15) Restructuring costs1 Staff costs 2 11 2 - - 2 4 Other restructuring costs 11 31 9 - - 4 11 Adjusted EBITDA 1,209 1,319 1,082 1,204 1,350 1,117 1,087 EBITDA margin2 42% 43% 40% 44% 46% 43% 43% Adjusted EBITDA margin 43% 45% 41% 44% 46% 44% 43% Notes: 1. Restructuring costs relate to staff and other costs incurred in relation to the Redomiciliation and U.S. Listing and, in the three months ended October 31, 2025 and three months ended January 31, 2026, the operational restructure of the United Kingdom segment. 2. EBITDA margin is calculated as EBITDA divided by total revenues US GAAP history | March 2026

5 ADJUSTED OPERATING PROFIT: NON-GAAP RECONCILIATION BY QUARTER U.S. GAAP TRANSITION $m Q1-26 Q2-26 Q3-26 Q1-25 Q2-25 Q3-25 Q4-25 Operating income 597 682 492 684 767 532 516 Other expense (income), net 5 - - (22) 6 5 7 Amortization of intangibles 28 28 29 29 29 28 28 Stock-based compensation 23 11 6 (8) 11 3 (15) Restructuring costs1 Staff costs 2 11 2 - - 2 2 Impairment - 16 1 - - - - Other restructuring costs 11 31 9 - - 4 7 Adjusted operating profit 666 779 539 683 813 574 545 Operating income margin2 21% 23% 19% 25% 26% 21% 20% Adjusted operating profit margin 24% 26% 20% 25% 28% 22% 22% Notes: 1. Restructuring costs relate to staff and other costs incurred in relation to the Redomiciliation and U.S. Listing and, in the three months ended October 31, 2025 and three months ended January 31, 2026, the operational restructure of the United Kingdom segment. 2. Operating income margin is calculated as operating income divided by total revenues. US GAAP history | March 2026

6 ADJUSTED PROFIT BEFORE TAX: NON-GAAP RECONCILIATION BY QUARTER U.S. GAAP TRANSITION $m Q1-26 Q2-26 Q3-26 Q1-25 Q2-25 Q3-25 Q4-25 Net income 371 438 290 399 500 325 329 Provision for income tax 136 146 104 152 162 105 98 Profit before tax 507 584 394 551 662 430 427 Amortization 28 28 29 29 29 28 28 Stock-based compensation 23 11 6 (8) 11 3 (15) Restructuring costs1 - - - - Staff costs 2 11 2 - - 2 2 Impairment - 16 1 - - - - Other restructuring costs 11 31 9 - - 4 7 Adjusted profit before tax 571 681 441 572 702 467 449 Notes: 1. Restructuring costs relate to staff and other costs incurred in relation to the Redomiciliation and U.S. Listing and, in the three months ended October 31, 2025 and three months ended January 31, 2026, the operational restructure of the United Kingdom segment. US GAAP history | March 2026

7 ADJUSTED EARNINGS PER SHARE: NON-GAAP RECONCILIATION BY QUARTER U.S. GAAP TRANSITION $m Q1-26 Q2-26 Q3-26 Q1-25 Q2-25 Q3-25 Q4-25 Basic earnings per share 0.87 1.03 0.69 0.84 1.22 0.74 0.76 Amortization of acquired intangibles 0.06 0.07 0.07 0.06 0.07 0.07 0.06 Stock-based compensation expense, net 0.05 0.02 0.01 (0.01) 0.02 - (0.03) Restructuring costs1 Staff costs 0.01 0.03 - - - - 0.01 Impairment - 0.04 - - - - - Other restructuring costs 0.02 0.07 0.03 - - 0.01 0.02 Taxation on adjusting items2 (0.03) (0.04) (0.02) (0.01) (0.02) (0.02) (0.01) Adjusted earnings per share 0.98 1.22 0.78 0.88 1.29 0.80 0.81 Notes: 1. Restructuring costs relate to staff and other costs incurred in relation to the Redomiciliation and U.S. Listing and, in the three months ended October 31, 2025 and three months ended January 31, 2026, the operational restructure of the United Kingdom segment. 2. Taxation on adjusting items reflects the tax arising in relation to the items detailed above, calculated at the statutory rate of the relevant jurisdiction. US GAAP history | March 2026